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• • 6M 0.0 0.2 0.4 0.6 0.8 Timeline Treated Eye Untreated Eye 54%

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ocugen™

Courageous Innovation

Dedicated to Bringing Game-Changing Gene Therapies, Cell Therapies, and Vaccines to Market and Working Even Harder to Provide Access to Patients Globally

1Q 2025
Business Update
May 9, 2025



Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, but not limited to, strategy, business plans and objectives for Ocugen's clinical programs, plans and timelines for the preclinical and clinical development of Ocugen's product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinical programs; Ocugen's expected cash runway, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, which are subject to risks and uncertainties. We may, in some cases, use terms such as "predicts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risks that preliminary, interim and top-line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non-clinical and clinical data and testing of may not be predictive of the results or success of later clinical trials; and that that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled "Risk Factors" in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

Potential for Three Biologics License Applications (BLAs) in the Next Three Years

Product Candidate	Status	U.S./EU Prevalence	Target BLA/MAA Submission
OCU400 Retinitis Pigmentosa (RP) (Gene-agnostic targeting >100 genes, broad indication)	Phase 3 in Progress (Largest Orphan Gene Therapy Clinical Trial)	300,000	2026
OCU410ST Stargardt Disease (*ABCA4*-associated retinopathies >1,200 mutations)	Phase 2/3 Pivotal Confirmatory Clinical Trial for BLA - to be Initiated Mid-2025	100,000	2027
OCU410 Geographic Atrophy (GA) – Advanced dry age-related macular degeneration (dAMD)	Completed Phase 2 Recruitment Planning to Initiate Phase 3 in 2026	2-3 million	2028

Leader in Ophthalmology Gene Therapies

ocugen

OCU400 First-in-Class Novel Modifier Gene Therapy for RP

Unmet Need

~300,000 people in the U.S./EU and 1.6 million globally suffer from RP, which affects >**100 genes**

One approved product (Luxturna®), a gene therapy, which can address **only one gene** (*RPE65*)

Potential Solution

OCU400 uses a gene-agnostic approach that is delivered via a single, subretinal injection to target all 100 genes associated with RP

A traditional gene therapy approach would require developing 100 different products to address all 100 genes

Recent Accomplishment

- EMA granted eligibility to submit OCU400 MAA via the centralized procedure as an ATMP

Current Status of OCU400:

- Largest orphan gene therapy clinical trial (Phase 3) in progress
- On track to meet mid-2026 BLA and MAA filing targets
- Process validation (manufacturing) on track to be completed this year

OCU400 Market Potential


2,000
298,000
Luxturna
OCU 400

Luxturna peak annual sales $52M* (2023) with a patient population of ~2,000

OCU400 has the potential to treat 298,000 patients

First Phase 3 gene therapy clinical trial to receive broad RP indication from **FDA**

Received RMAT & ODD from FDA and OMPD & ATMP from EMA

*https://assets.roche.com

Safety and Durability of Visual Function (LLVA) – Long-Term Follow-up

Multiple Mutations* (N=10)



p = 0.021
*
p = 0.005
*
Mean ΔLLVA (±SEM) from Baseline
10
5
0
-5
Year 1
Year 2
Treated Eye
Untreated Eye

RHO(N=8)



p = 0.055
p = 0.005
*
Mean ΔLLVA (±SEM) from Baseline
10
5
0
-5
Year 1
Year 2
Treated Eye
Untreated Eye

- No Severe Adverse Events (SAE) related to OCU400 have been reported
- 100% (10/10) treated evaluable subjects showed improvement or preservation in visual function compared to untreated eyes
- Treated eyes with multiple mutations and RHO subjects demonstrated a statistically significant *(p=0.005)* improvement in visual function when compared to untreated eyes
  - Demonstrates gene-agnostic MOA

OCU400 demonstrated a durable and statistically significant *(p=0.005)* improvement in visual function (LLVA) in all evaluable treated subjects at 2 Yr when compared to untreated eyes

*Improvement: 2-line (10 Letters on ETDRS chart) ; Preservation: ±4 Letters on ETDRS chart
#ETDRS = Early Treatment Diabetic Retinopathy Study; Students t-test was used to determine significance, MOA: Mechanism of Action

OCU400 Phase 3 liMeliGhT Trial: Design and Key Criteria

OCU400 Phase 3


MTD established from Phase 1/2 trial
Randomization 2:1
Treatment Group
n=100
(RHO, n=50;
Gene-agnostic, n=50)
Control Group
n=50
(RHO, n=25;
Gene-agnostic, n=25)

Arms	Dose
Control Group	No treatment
Treatment Group	2.5×10^{10} vg/eye in 250 µL

Study Endpoints

Primary Efficacy Endpoint:

- Change in functional vision of responders in treated vs. untreated control
  - Responder: Subjects showing ≥2 Lux Level in LDNA from baseline to M12

Secondary Efficacy Endpoints:

- Change in visual function as assessed by Low Luminance Visual Acuity (LLVA) in the study eye when compared to untreated control

Target Population:

- Early- to late-stage disease population including pediatrics (5+ years) regardless of gene mutation (syndromic and non-syndromic forms of RP)

ocugen

OCU410ST First-in-Class Novel Modifier Gene Therapy Product for Stargardt Disease

Unmet Need

~100,000 people in U.S./EU and 1 million globally suffer from *ABCA4*-associated retinopathies[1] (>1,200 mutations). Currently there are no approved products in the market.

Potential Solution

OCU410ST has potential to upregulate key functioning genes in the network and create a heathy environment for cells to survive—therefore a single, one-time product for life can be used to treat all Stargardt disease (*ABCA4*-associated retinopathies)

Recent Accomplishments

- Positive 6-month data
- ATMP classification from EMA

Current Status

- FDA approved a Phase 2/3 pivotal confirmatory clinical trial for BLA filing
- Plan to initiate the Phase 2/3 study mid-2025
- Targeting BLA submission by 2027

OCU410ST Market Potential


100,000
OCU410ST

Pricing for current gene therapies ranges between $1-4M/patient

Received ODD & OMPD for *ABCA4*-associated Retinopathies

[1]P Kohli et al., StatPearls, 2024. https://www.ncbi.nlm.nih.gov/books/NBK587351/
[2]https://www.rxcinternational.com/monthly-gene-therapy-review/a-little-earlier-than-expected-sparks-announces-luxturna-pricing-850k

Improvement of Visual Function in OCU410ST Treated *vs* Untreated Eyes



Mean Change in BCVA (ETDRS) from Baseline
10
5
0
-5
-10
Treated Eye
Untreated Eye
Baseline
M3
M6
*
Improvement from Baseline
Stabilization
Decrease from Baseline

- 6/6 (100%) evaluable treated eyes demonstrate improvement or stabilization in visual function
- Treated eyes demonstrate 2-line (10-letter*) gain in the visual acuity when compared to untreated fellow eyes

Treated eyes demonstrated statistically significant (**p = 0.02*) improvement in visual function when compared to untreated fellow eyes

Improvement: ≥ 5 ETDRS letters; Stabilization : ±4 ETDRS letters
Data points for M3 (N=6), M6 (N=6); *Nearly 10 Letters (Early Treatment Diabetic Retinopathy Scale scale)

Primary Endpoint: Slower Atrophic Lesion Growth in Treated Eyes


Treated Eye
Untreated Eye
54%
Mean Change in Total Atrophy Area from Baseline (mm2)
0.8
0.6
0.4
0.2
0.0
6M
Timeline

54% slower atrophic lesion growth in treated eyes versus untreated fellow eyes after single injection at 6 M (N=7)

103 % slower atrophic lesion growth in treated eyes versus untreated fellow eyes at 12 M (N=2)

- Data from Low dose (N=3), Med dose (N=2), High dose (N=2) subjects was used for analysis
- 1 High dose subject was lost to follow-up

ocugen

Clinical Study Design for Phase 2/3 Pivotal Confirmatory BLA Trial

Phase 2/3 Pivotal Confirmatory Trial



MTD established from Phase 1 trial
Randomization 2:1
Treatment Group n=34
Control Group n=17
DSMB
4-week data review of first 17 subjects
DSMB
4-week data review of next 17 subjects
DSMB
4-week data review of all 51 subjects

Phase 2/3 Dose	Vg/ml
Control Group	No treatment
Treatment Group	1.5×10^{11} vg/mL

Study Endpoints

Primary Efficacy Endpoint:

- Change from baseline to Month 12 in the atrophic lesion size [measured in mm^2 by fundus autofluorescence (FAF)] in the study eye when compared to the untreated control eye

Secondary Efficacy Endpoints:

- Change in visual function as assessed by Low Luminance Visual Acuity (LLVA) in the study eye when compared to the untreated control eye
- Change in visual function as assessed by Best Corrected Visual Acuity (BCVA) in the study eye when compared to the untreated control eye

Target Population:

- Early- to late-stage disease population including pediatrics (5+ years)

Adaptive Design with Sample Size Re-Estimation

When 24 subjects in the study (16 in treatment group and 8 in control group) complete their 8 months clinical assessments, a masked interim analysis is planned. The atrophic lesion size in mm^2 will be measured by FAF.

OCU410 First-in-Class Novel Modifier Gene Therapy for GA

Unmet Need

~19 million people in U.S. and EU and 260 million globally suffer from dAMD[1]
~2-3 million people in U.S. & EU and ~8 million globally suffer from GA–advanced dAMD[2]

Currently, approved products target only one disease pathway associated with GA and address 25% the patient population. These treatments require 6-12 injections per year and have associated side effects.

Potential Solution

OCU410 is designed to address all four pathways associated with GA: lipid metabolism, inflammation, oxidative stress, and complement with a single, subretinal injection

Recent Accomplishments

- Positive 12-month data
- DSMB evaluated safety in all 51 patients in Phase 2
- ATMP classification from EMA

Current Status of OCU410:

- Phase 2 enrollment complete
- Interim Phase 2 data expected in fall 2025
- Planning to initiate Phase 3 in 2026 and targeting BLA submission in 2028

- 2 approved products for GA:
  FY '24 sales
  SYFOVRE® (Apellis): $611M (Full Year)
  IZERVAY™ (Astellas): $107M
- OCU410 has potential to treat 2-3 million patients in U.S. and EU
- Pricing for current gene therapies ranges between $1-4M/patient

There remains no approved treatment for GA in Europe

ocugen

[1]DB Rein et al., *JAMA Ophthalmol*, 2022. doi: 10.1001/jamaophthalmol.2022.4401
[2]CJ Thomas et al., *Med Clin North Am*, 2021. doi: 10.1016/j.mcna.2021.01.003 (2021).

Preservation of Visual Function (LLVA) in OCU410 Treated *vs* Untreated Eyes



Mean change in LLVA (ETDRS) from Baseline
10
5
0
-5
-10
-15
-20
-25
BL
3M
6M
9M
12M
*
Treated Eye
Untreated Eye
Stabilization
Decrease from Baseline

Treated eyes demonstrate 4-line (23-letter*) gain in the visual acuity when compared to untreated fellow eyes

Treated eyes demonstrated improvement compared to untreated in visual function demonstrating treatment benefit

Stabilization : ±4 letters from Baseline; Improvement: ≥5 Letters from Baseline
Data points at 3M (N=8), 6M (N=7), 9M (N=5), 12M (N=3) ; Preservation = Visual acuity saved due to treatment
* Nearly 11 Letters (Early Treatment Diabetic Retinopathy Study scale) gain observed at M3 (N=8)

Substantial Slowing of GA Lesion Growth After Single Sub-Retinal Injection


Mean change from Baseline in GA lesion (mm²)
2.5
2.0
1.5
1.0
0.5
0.0
Natural History Studies
Untreated Eye
Treated Eye
1.87±0.49
41%
1.10±1.07
BL
3M
6M
9M
12M
Timeline


Mean Change from Baseline in GA lesion (mm²)
2.5
2.0
1.5
1.0
0.5
0.0
Natural History Studies
Untreated Eye
Treated Eye
41%
12M
Timeline

- 41% slower GA lesion growth in treated eye versus fellow eyes after single injection at 12 months
- The slope of the untreated eye overlaps with natural history of the disease

GA: geographic atrophy; Data points at 3M (N=8), 6M (N=7), 9M (N=4), 12M (N=2), GA growth rates per Natural History Studies obtained from Proxima A study

OCU410 Treatment Preserves Retinal Tissue in GA Lesions


Difference in Mean GA lesion Size between Treated and Untreated Eyes (mm²)
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.4
0.5
0.76
PEOM (12M)
PM (12M)
OCU410(12M)

Single sub-retinal injection of OCU410 at 12M is more effective when compared to PM and PEOM treatment

OCU410 treatment preserves more retinal tissue around the GA lesions of treated eyes at 12M compared to PM and PEOM

Based on reading from the Chart for OAKS and DERBY study results which used Sham controls in lieu of untreated.

Includes both foveal and subfoveal GA: geographic atrophy; PM=pegcetacoplan monthly; PEOM=pegcetacoplan every other month
Preservation = Amount to retinal tissue protected from atrophy due to treatment

ocugen

OCU410 Phase 2 Study : Design and Key Criteria


MTD established from Phase 1 trial
Phase 1
Dose-escalation
3+3+3 Design
Phase 2
Randomization 1:1:1
High-dose Group
n=17
Medium-dose
Group
n=17
Control Group
n=17

Arms	Dose
Control Group	No treatment
Low-dose Group	2.5x 10^{10} vg/mL in 200 µL
Medium-dose Group	5x 10^{10} vg/mL in 200 µL
High-dose Group	1.5x 10^{11} vg/mL in 200 µL

Phase 2 Study Endpoints

Primary Endpoint

- Change in GA lesion size (mm^2) using Fundus Autofluorescence

Secondary Endpoint

- Change in LLVA up to M12
- Preservation of retinal tissue around area of atrophy

Update on Additional Technologies



OCU200

- Therapeutic Focus: diabetic macular edema (DME), diabetic retinopathy (DR), and wet AMD: total prevalence = 130 million
- Differentiator: Targets underlying disease mechanisms through the integrin pathway and holds promise to provide benefit to all DME patients, including non-responders to currently approved therapy
- Status: Dosing underway in the Phase 1 clinical trial. Plan to complete the Phase 1 clinical trial in the second half of 2025.



NeoCart®

- Therapeutic Focus: articular cartilage lesions
- Differentiator: 3D scaffold
- Status: Plan to initiate Phase 3 trial contingent on adequate availability of funding and/or based on the potential of a future partnership



OCU500

- Therapeutic Focus: COVID-19
- Differentiator: Inhalation for improved durability and transmission control
- Status: Investigational New Drug application is in effect for OCU500, and the National Institute of Allergy and Infectious Diseases intends to initiate a Phase 1 clinical trial in the second quarter of 2025

Financial Update

Financial Update

Statement of Operations	Three months ended March 31,	
	2025	2024
Research and development expense	$9.5	$6.8
General and administrative expense	6.5	6.4
Interest (expense) income, net	(0.9)	0.3
Net loss	$(15.3)	$(11.9)
Net loss per share of common stock – basic and diluted	$(0.05)	$(0.05)

Balance Sheet Data	March 31, 2025	December 31, 2024 (audited)
Cash and restricted cash	$38.1	$58.8
Debt	$27.7	$28.7
Shares outstanding	292,028,475	291,367,558

Except as otherwise noted, all amounts are unaudited; in millions, except per share amounts
Certain amounts may not add due to rounding

Questions & Answers

Near-Term Targeted Milestones—2025

- Complete OCU400 Phase 3 recruitment and continue to monitor patients to ensure BLA/MAA filings are complete in mid-2026
- Provide interim Phase 2 data from OCU410 in fall 2025, with full data in the first quarter of 2026
- Initiate OCU410ST Phase 2/3 pivotal confirmatory clinical trial by mid-2025. Provide Phase 1 periodic data for 12 months in the second half of 2025.
- Complete OCU200 Phase 1 clinical trial and provide preliminary safety/efficacy updates

Ocugen™ Vision

Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through **Courageous Innovation**

